UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: January 4, 2005)

AMERUS GROUP CO.

(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 WALNUT STREET DES MOINES, IOWA	50309-3948
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (515) 362-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

On January 4, 2005, AmerUs Group Co. (the “Company”) issued a press release announcing 2005 earnings guidance and a date for its 2005 Investor Conference, which the Company is furnishing under this Item 7.01 as Exhibit 99.1.

The Company views adjusted net operating income and adjusted net operating income per share, each a non-GAAP financial measure, as important indicators of financial performance. These non-GAAP measures can enhance an investor’s understanding of the Company’s underlying profitability and normalized results of operations and are also used for goal setting, determining employee and management compensation and evaluating the Company’s performance on a basis comparable to that used by security analysts.

ITEM 9.01 (c). EXHIBITS

99.1 Press Release dated January 4, 2005 (furnished pursuant to Item 7.01).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.
By:	/s/ Melinda S. Urion
Melinda S. Urion
Executive Vice President, Chief Financial Officer & Treasurer

Dated: January 5, 2005

EXHIBITS

Exhibit No.	Description
99.1	Press Release dated January 4, 2005 (furnished pursuant to Item 7.01).